UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2011

INTCOMEX, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107th Avenue, Miami, FL 33178

(Address of principal executive offices) (Zip Code)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2011, Mr. Leopoldo Coronado was appointed by Intcomex, Inc. (“Intcomex” or the “Company”) to serve as the Company’s Chief Operating Officer (“COO”), a new position within Intcomex, effective December 1, 2011.

Mr. Coronado joins Intcomex’s executive management team, reporting directly to Mike Shalom, President and Chief Executive Officer. Effective immediately, Mr. Coronado will assume responsibility for commercial operations, supply chain management, information technology and human resources.

Prior to his appointment, Mr. Coronado, 51, held several senior positions with Avon Products, Inc. (“Avon”). Most recently, Mr. Coronado served as the Vice President of Commercial Operations for the Latin American division of Avon. He was the Vice President of the Latin America Regional Supply Chain from 2005 to 2007 and the Vice President of Latin America North and Andean Supply Chain from 2008, until his transition to Vice President of Supply Chain Strategy and Transformation in 2009. Mr. Coronado began his career at The Procter & Gamble Company (P&G) and held several management positions over his 23 year service period from 1982 to 2005, including, most recently, Director of LatAm Logistics and Customer Services from 2002 to 2005 and Director of Customer Service and Logistics at P&G Brazil from 1999 to 2002. Mr. Coronado earned a degree in Electro-Mechanical Engineering in Mexico City, Mexico at the Universidad Anahuac, where he was a professor of computer programming, numerical methods and operations research.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press release, dated December 1, 2011, announcing the appointment of the COO (furnished herewith).

About Intcomex

Intcomex is a United States-based value-added distributor of information technology products to Latin America and the Caribbean. Intcomex distributes computer components, peripherals, mobile devices, software, computer systems, accessories, networking products and digital consumer electronics to more than 44,000 customers in 41 countries.

Cautionary Information Regarding Forward-Looking Statements

Certain information in this current report on Form 8-K may contain forward-looking statements regarding future events or the future performance of the Company. These statements are expectations and predictions based upon information available to the Company at the time of this report. This report should be read in conjunction with the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission that discuss important factors that could cause the Company’s actual events or results to differ materially from current expectations and those anticipated in such statements. Readers are cautioned not to place undue reliance on these statements that speak only as of the date the statements were made

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

Date: December 1, 2011	By:	/s/ Russell A. Olson
	Name:	Russell A. Olson
	Title:	Chief Financial Officer